Pinnacle Capital Management Funds

Pinnacle Capital Management Balanced Fund

Supplement to the Prospectus and Statement of Additional Information (“SAI”)

datedFebruary 28, 2012

Supplement dated May 24, 2012

At a meeting held on May 11, 2012, the Board of Trustees (the “Board”) determined to discontinue the Contingent Deferred Sales Charge (“CDSC”) for the Pinnacle Capital Management Balanced Fund (the “Fund”).  At the same meeting, the Board also approved a change in the name of the Fund’s share class from “Class C” to “Investor Class”.

The following changes are made to the Fund’s Prospectus and SAI:

(1)

The following replaces the sections entitled “Fees and Expenses of the Fund” and “Example” in their entirety on pages 1-2 of the Prospectus.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None
Exchange Fee	None
REDEMPTION FEES (as a percentage of the amount redeemed on shares sold after holding them for 60 calendar days or less)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	1.00%
Other Expenses	0.24%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	2.01%

(1)

”Acquired Fund Fees and Expenses” represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, and money market funds, that have their own expenses.  Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.

Expense Example

The following example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year

Three Years

Five Years

Ten Years

$204

$630

$1,083

$2,338

(2)

All references to a “CDSC” or “Contingent Deferred Sales Charge” in the Fund’s Prospectus and SAI are hereby deleted.

(3)

All references to “Class C Shares” in the Fund’s Prospectus and SAI shall be replaced with “Investor Class Shares.”

This supplement and the Prospectus provide the information a prospective investor should know about the Pinnacle Capital Management Balanced Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2012, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling 1-888-202-1338.